Exhibit 99.1

Pennant Reports First Quarter 2026 Results

Conference Call and Webcast scheduled for tomorrow, May 7, 2026 at 10:00 am MT

EAGLE, Idaho – May 6, 2026 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results, reporting GAAP diluted earnings per share of $0.24 for the first quarter of 2026. Pennant also reported adjusted diluted earnings per share of $0.32 for the quarter(1).

First Quarter Highlights

▪Total revenue for the first quarter was $285.4 million, an increase of $75.5 million or 36.0% over the prior year quarter;

▪Net income for the first quarter was $8.5 million, a increase of $0.7 million or 9.6% over the prior year quarter;

▪Adjusted net income for the first quarter was $11.5 million, an increase of $1.9 million or 19.8% over the prior year quarter;

▪Consolidated Adjusted EBITDAR for the first quarter was $34.7 million, an increase of $6.7 million or 23.9% over the prior year quarter;

▪Consolidated Adjusted EBITDA for the first quarter was $21.7 million, an increase of $5.3 million or 32.6% over the prior year quarter;

▪Consolidated Adjusted EBITDA prior to NCI for the first quarter was $23.5 million, an increase of $6.4 million or 37.2% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the first quarter was $229.1 million, an increase of $69.2 million or 43.3% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the first quarter was $36.8 million, an increase of $9.5 million or 34.9% over the prior year quarter; and segment adjusted EBITDA from operations for the first quarter was $33.6 million, an increase of $8.5 million or 33.7% over the prior year quarter;

▪Total home health admissions for the first quarter were 30,721, an increase of 11,843 or 62.7% over the prior year quarter; total Medicare home health admissions for the first quarter were 13,303, an increase of 5,704 or 75.1% over the prior year quarter;

▪Hospice average daily census for the first quarter was 5,199, an increase of 1,405 or 37.0% compared to the prior year quarter;

▪Senior Living Services segment revenue for the first quarter was $56.3 million, an increase of $6.3 million or 12.6% over the prior year quarter; average occupancy for the first quarter was 78.6%, an increase of 10 basis points over the prior year quarter, and average monthly revenue per occupied room for the first quarter was $5,388, an increase of $195 or 3.8% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the first quarter was $16.3 million, an increase of $1.8 million or 12.6% over the prior year quarter; and segment adjusted EBITDA from operations for the first quarter was $6.4 million, an increase of $1.5 million or 30.6% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“Pennant is off to a strong start in 2026,” said Brent Guerisoli, the Company’s Chief Executive Officer. “After a year of dramatic expansion, we are driving operational excellence across both segments, including at our newly-acquired operations in the southeast, even as we complete their integration. That process is unfolding in line with our expectations, and we now have two of five waves of operations fully transitioned, leaders in place across the acquired agencies, and a total census above acquisition levels. When paired with the momentum in our mature businesses, we have the ingredients for a successful year.”

“Our mature operations continue to grow and deliver compelling results,” said John Gochnour, the Company’s Chief Operating Officer. “We have maintained rigor across our operations, where we are pushing for operational excellence at every level. Despite the heavy demands of integrating over 50 operations in the southeast and the headwinds of a 1.3% home health reimbursement cut, our same store margins improved, we saw strong year over year organic census and occupancy growth, and clinical outcomes continued to excel. As we continue to transition new operations and incrementally reduce duplicative expenses, we will unlock additional latent potential across our operations and drive margins toward our long term targets.”

A discussion of the Company’s use of Non-GAAP financial measures is set forth below. Reconciliations of net income to EBITDA, adjusted EBITDAR, adjusted EBITDA, and adjusted EBITDA prior to NCI, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three months ended March 31, 2026, which will be filed with the SEC and will be available to be viewed on the Company’s website at www.pennantgroup.com.

Conference Call

A live webcast will be held tomorrow, May 7, 2026 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s first quarter 2026 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.

About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 174 home health and hospice agencies and 63 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 401-1400
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended March 31,
	2026	2025

Revenue	$285,364	$209,842

Expense:
Cost of services	232,662	168,745
Rent—cost of services	13,098	11,715
General and administrative expense	19,687	14,840
Depreciation and amortization	2,616	1,892
Total expenses	268,063	197,192
Income from operations	17,301	12,650
Other expense, net:
Other expense	(146)	(69)
Interest expense, net	(3,068)	(1,205)
Other expense, net	(3,214)	(1,274)
Income before provision for income taxes	14,087	11,376
Provision for income taxes	3,794	2,854
Net income	10,293	8,522
Less: Net income attributable to noncontrolling interest	1,774	747
Net income attributable to The Pennant Group, Inc.	$8,519	$7,775
Earnings per share:
Basic	$0.25	$0.23
Diluted	$0.24	$0.22
Weighted average common shares outstanding:
Basic	34,726	34,471
Diluted	35,757	35,202

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash	$4,912	$17,024
Accounts receivable—less allowance for doubtful accounts of $701 and $681, at March 31, 2026 and December 31, 2025 respectively	122,820	123,109
Prepaid expenses and other current assets	25,092	27,273
Total current assets	152,824	167,406
Property and equipment, net	63,973	60,984
Operating lease right-of-use assets	273,179	275,947
Deferred tax assets, net	54	478
Restricted and other assets	29,766	26,676
Goodwill	237,246	237,246
Other indefinite-lived intangibles	199,442	199,442
Total assets	$956,484	$968,179
Liabilities and equity
Current liabilities:
Accounts payable	$22,798	$25,171
Accrued wages and related liabilities	40,303	65,229
Operating lease liabilities—current	25,557	25,013
Current maturities of long-term debt	5,000	5,000
Other accrued liabilities	34,917	26,851
Total current liabilities	128,575	147,264
Long-term operating lease liabilities—less current portion	251,258	254,311
Deferred tax liabilities, net	1,317	150
Other long-term liabilities	21,230	23,365
Long-term debt	164,668	168,837
Total liabilities	567,048	593,927
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 34,992 and 34,746 shares issued and outstanding at March 31, 2026, respectively; and 34,878 and 34,626 shares issued and outstanding at December 31, 2025, respectively	35	35
Additional paid-in capital	250,724	245,833
Retained earnings	95,319	86,800
Treasury stock, at cost, 3 shares at March 31, 2026 and December 31, 2025	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	346,013	332,603
Noncontrolling interest	43,423	41,649
Total equity	389,436	374,252
Total liabilities and equity	$956,484	$968,179

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Three Months Ended March 31,
	2026	2025
Net cash used in operating activities	$(3,405)	$(21,229)
Net cash used in investing activities	(5,380)	(50,301)
Net cash (used in) provided by financing activities	(3,327)	52,505
Net decrease in cash	(12,112)	(19,025)
Cash beginning of period	17,024	24,246
Cash end of period	$4,912	$5,221

THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$115,416	40.4%	$74,118	35.3%
Hospice	99,159	34.7	70,586	33.6
Home care and other(a)	14,514	5.2	15,166	7.2
Total home health and hospice services	229,089	80.3	159,870	76.1
Senior living services	56,275	19.7	49,972	23.9
Total revenue	$285,364	100.0%	$209,842	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended March 31,
	2026	2025	Change	% Change
Total agency results:
Home health and hospice revenue	$229,089	$159,870	$69,219	43.3%

Home health services:
Total home health admissions	30,721	18,878	11,843	62.7%
Total Medicare home health admissions	13,303	7,599	5,704	75.1%
Average Medicare revenue per 60-day completed episode(a)	$3,689	$3,698	$(9)	(0.2)%
Hospice services:
Total hospice admissions	4,805	3,783	1,022	27.0%
Average daily census	5,199	3,794	1,405	37.0%
Hospice Medicare revenue per day	$192	$190	$2	1.1%

	Three Months Ended March 31,
	2026	2025	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$159,917	$143,949	$15,968	11.1%

Home health services:
Total home health admissions	18,264	17,268	996	5.8%
Total Medicare home health admissions	7,693	7,048	645	9.2%
Average Medicare revenue per 60-day completed episode(a)	$3,782	$3,706	$76	2.1%
Hospice services:
Total hospice admissions	3,579	3,534	45	1.3%
Average daily census	3,952	3,585	367	10.2%
Hospice Medicare revenue per day	$189	$183	$6	3.3%

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended March 31,
	2026	2025	Change	% Change
Total senior living results:
Senior living revenue	$56,275	$49,972	$6,303	12.6%

Occupancy	78.6%	78.5%	0.1%
Average monthly revenue per occupied unit	$5,388	$5,193	$195	3.8%

	Three Months Ended March 31,
	2026	2025	Change	% Change
Same store senior living(a) results:
Senior living revenue	$51,550	$47,969	$3,581	7.5%

Occupancy	81.0%	79.2%	1.8%
Average monthly revenue per occupied unit	$5,378	$5,093	$285	5.6%

THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$144,858	50.8%	$101,125	48.2%
Medicaid	37,321	13.1	27,338	13.0
Subtotal	182,179	63.9	128,463	61.2
Managed care	45,727	16.0	30,714	14.6
Private and other(a)	57,458	20.1	50,665	24.2
Total revenue	$285,364	100.0%	$209,842	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended March 31,
	2026	2025

Net income attributable to The Pennant Group, Inc.	$8,519	$7,775

Non-GAAP adjustments
Costs at start-up operations(a)	539	93
Share-based compensation expense(b)	2,589	2,167
Acquisition related costs(c)	354	272
Activities associated with transitioning operations(d)	—	75
Transition services costs(e)	407	—
Unusual, non-recurring or redundant charges(f)	—	51
Provision for income taxes on Non-GAAP adjustments(g)	(880)	(809)
Non-GAAP net income	$11,528	$9,624

Dilutive Earnings Per Share As Reported
Net Income	$0.24	$0.22
Average number of shares outstanding	35,757	35,202

Adjusted Diluted Earnings Per Share
Net Income	$0.32	$0.27
Average number of shares outstanding	35,757	35,202

(a)	Represents results related to start-up operations.
		Three Months Ended March 31,
		2026	2025
	Revenue	$(1,877)	$(865)
	Cost of services	2,172	943
	Rent	68	7
	Depreciation & amortization	176	8
	Total Non-GAAP adjustment	$539	$93

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended March 31,
		2026	2025
	Cost of services	$1,418	$1,195
	General and administrative	1,171	972
	Total Non-GAAP adjustment	$2,589	$2,167

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

(d)	During 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community.
		Three Months Ended March 31,
		2026	2025
	Cost of services	$—	$20
	Rent	—	52
	Depreciation	—	3
	Total Non-GAAP adjustment	$—	$75

(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,815 for the three months ended March 31, 2026.

(f)	Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% and 26.1% for the three months ended March 31, 2026 and 2025, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measure, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended March 31,
	2026	2025

Consolidated net income	$10,293	$8,522
Less: Net income attributable to noncontrolling interest	1,774	747
Add: Provision for income taxes	3,794	2,854
Net interest expense	3,068	1,205
Depreciation and amortization	2,616	1,892
Consolidated EBITDA	17,997	13,726
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	295	78
Share-based compensation expense(b)	2,589	2,167
Acquisition related costs(c)	354	272
Activities associated with transitioning operations(d)	—	20
Transition services costs(e)	407	—
Other unusual, non-recurring, or redundant charges(f)	—	51
Rent related to items (a) and (d) above	68	59
Consolidated Adjusted EBITDA	21,710	16,373
Rent—cost of services	13,098	11,715
Rent related to items (a) and (d) above	(68)	(59)
Adjusted rent—cost of services	13,030	11,656
Consolidated Adjusted EBITDAR(g)	$34,740

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions and write-offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,815 for the three months ended March 31, 2026.
(f)
Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The table below reconciles Consolidated net income attributable to The Pennant Group, Inc. to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA prior to NCI, for the periods presented:

	Three Months Ended March 31,
	2026	2025

Net income attributable to The Pennant Group, Inc.	$8,519	$7,775
Add: Provision for income taxes	3,794	2,854
Net interest expense	3,068	1,205
Depreciation and amortization	2,616	1,892
Consolidated EBITDA	17,997	13,726
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	295	78
Share-based compensation expense(b)	2,589	2,167
Acquisition related costs(c)	354	272
Activities associated with transitioning operations(d)	—	20
Transition services costs(e)	407	—
Other unusual, non-recurring, or redundant charges(f)	—	51
Rent related to items (a) and (d) above	68	59
Consolidated Adjusted EBITDA	21,710	16,373
Add: Net Income attributable to noncontrolling interest (“NCI”)	1,774	747
Consolidated Adjusted EBITDA prior to NCI	$23,484	$17,120

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions and write-offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,815 for the three months ended March 31, 2026.
(f)
Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The following tables present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended March 31, 2026
Revenue	$228,832	$54,654	$1,878	$285,364
Segment Cost of Services	192,031	38,390
Segment Adjusted EBITDAR from Operations	$36,801	$16,264		$53,065
Three Months Ended March 31, 2025
Revenue	$159,443	$49,534	$865	$209,842
Segment Cost of Services	132,169	35,085
Segment Adjusted EBITDAR from Operations	$27,274	$14,449		$41,723

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended March 31,
	2026	2025

Segment Adjusted EBITDAR from Operations(a)	$53,065	$41,723
Less: Unallocated corporate expenses	18,325	13,694
Less: Depreciation and amortization	2,616	1,892
Rent—cost of services	13,098	11,715
Other income	(146)	(69)
Adjustments to Segment EBITDAR from Operations:
Less: Start-up operations(b)	295	78
Share-based compensation expense(c)	2,589	2,167
Acquisition related costs(d)	354	272
Activities associated with transitioning operations(e)	—	20
Transition services costs(f)	407	—
Other unusual, non-recurring, or redundant charges(g)	—	51
Add: Net income attributable to noncontrolling interest	1,774	747
Income from operations	$17,301	$12,650

(a)
Segment Adjusted EBITDAR from Operations is net income attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, unallocated corporate and administrative expenses, and, in order to view the operations’ performance on a comparable basis from period to period, certain adjustments including: (1) activities associated with start-up operations, (2) share-based compensation expense, (3) acquisition related costs, (4) activities associated with transitioning operations, (5) transition services costs, (6) other unusual, non-recurring, or redundant charges, and (7) net income attributable to noncontrolling interest. “All Other” consists of revenues generated at operating locations not included in the segment financial information reviewed by the CODM. Revenue included in the “All Other” category is insignificant individually, and therefore does not constitute a reportable segment. General and administrative expenses are not allocated to the reportable segments, and are included as “Unallocated corporate expenses”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions and write-offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community.

(f)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,815 for the three months ended March 31, 2026.
(g)	Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended March 31,
	Home Health and Hospice		Senior Living
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations	$36,801	$27,274	$16,264	$14,449
Less: Rent—cost of services	3,214	2,142	9,885	9,573
Rent related to start-up and transitioning operations	(13)	(7)	(55)	(52)
Segment Adjusted EBITDA from Operations	$33,600	$25,139	$6,434	$4,928

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income, adjusted for net income attributable to noncontrolling interest (“NCI”), before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, and (i) other unusual, non-recurring or redundant charges. Adjusted EBITDA prior to NCI consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, (i) unusual, non-recurring or redundant charges, and (j) NCI. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) results related to start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs, (h) activities associated with transitioning operations, (i) transition services costs, and (j) other unusual, non-recurring or redundant charges. The company believes that the presentation of EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, consolidated adjusted EBITDAR, adjusted net income, and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.